ADVISORS DISCIPLINED TRUST 316, 322, 323, 329, 333 AND 334

                          SUPPLEMENT TO THE PROSPECTUS

     The following amendments to the prospectus are effective March 18, 2009:

     The table under "Understanding Your Investment--How to Buy Units--Reducing Your Sales Fee--Large Purchases" is replaced by the following table:

           IF YOU PURCHASE:        YOUR FEE WILL BE:
          ------------------------------------------

          Less than $50,000             2.95%
          $50,000 - $99,999             2.70
          $100,000 - $249,999           2.45
          $250,000 - $499,999           2.20
          $500,000 - $999,999           1.95
          $1,000,000 or more            1.40

     The third sentence after that table is replaced by the following: "For example, if you purchase between 10,000 and 24,999 units, your fee is 2.45% of your public offering price per unit."

     The first table under "Understanding Your Investment--How the Trust Works-- How We Distribute Units" is replaced by the following table:

            TRANSACTION             CONCESSION OR
              AMOUNT:             AGENCY COMMISSION:
          ------------------------------------------

          Less than $50,000             2.25%
          $50,000 - $99,999             2.00
          $100,000 - $249,999           1.75
          $250,000 - $499,999           1.50
          $500,000 - $999,999           1.25
          $1,000,000 or more            0.70



     Supplement Dated:  March 6, 2009



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